Pursuant to Rule 497(e)
Registration No. 333-111662

SUNAMERICA SPECIALTY SERIES

2020 High Watermark Fund (the "Fund")
(Class A and C Shares)

Supplement dated June 29, 2012
to the Prospectus dated February 28, 2012

The purpose of this Supplement is to inform you that an Early Closure Condition occurred. This Early Closure Condition requires the Fund to close to new investments but does not require the Fund to irrevocably allocate its assets to its fixed income portfolio. Accordingly, effective June 18, 2012, the Fund has stopped issuing Class A and Class C shares, other than to existing shareholders in connection with the automatic reinvestment of dividends. The Fund will continue to accept reinvestments of dividends and capital gains distributions from existing shareholders. The closing of the Fund does not restrict Class A and Class C shareholders from redeeming shares of the Fund, and such shareholders may redeem their shares at any time, in accordance with the terms set forth in the Fund's Prospectus. Please note, however, that while you are not restricted from redeeming your Class A or Class C shares as a result of the closing of the Fund, if you redeem your Class A or Class C shares prior to the Fund's Protected Maturity Date, you will not be entitled to receive the Protected High Watermark Value on those shares. If you are considering redeeming your shares, you should read the Prospectus carefully before doing so and should also consult your financial advisor.

Capitalized terms used in this supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectus.

This Supplement should be retained with your Prospectus for future reference.

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